                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 CKS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     (3) Filing Party:
        ------------------------------------------------------------------------

     (4) Date Filed:
        ------------------------------------------------------------------------

                                CKS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 22, 1998

TO THE STOCKHOLDERS OF CKS GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CKS Group, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, April 22, 1998 at 10:00 a.m., local time, at the Holiday Inn Palo Alto Hotel, 625 El Camino Real, Palo Alto, California (phone no. (650) 328-2800), for the following purposes:

     1. To elect two Class III directors to serve for three-year terms and until their successors are duly elected and qualified;

     2. To ratify and approve the Company's 1997 Employee Stock Purchase Plan and the reservation of 300,000 shares of Common Stock for issuance thereunder plus annual increases equal to the lesser of (i) 1.75% of the outstanding shares of Common Stock of the Company, (ii) 500,000 shares, and (iii) any lesser amount determined by the Board of Directors;

     3. To ratify and approve an amendment to the Company's 1995 Director Option Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares;

     4. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending November 29, 1998; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on February 24, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          Robert T. Clarkson
                                          Executive Vice President
                                            and Secretary

Cupertino, California
April 1, 1998

                                CKS GROUP, INC.
                              10441 BANDLEY DRIVE
                          CUPERTINO, CALIFORNIA 95014

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of CKS Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, April 22, 1998 at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Holiday Inn Palo Alto Hotel, 625 El Camino Real, Palo Alto, California (phone no. (650) 328-2800).

     These proxy solicitation materials will be mailed on or about April 1, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND OUTSTANDING SHARES

     Stockholders of record at the close of business on February 24, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

     On the Record Date, 15,213,798 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. The only persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock as of the Record Date were The Interpublic Group of Companies, Inc. ("IPG"), Mark D. Kvamme, Thomas K. Suiter, J. & W. Seligman & Co. Incorporated, Waddell & Reed, Inc. and The Capital Group Companies, Inc. See "Security Ownership of Certain Beneficial Owners and Management" below.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     The cost of this solicitation will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. However, because directors are elected by a plurality vote, abstentions in the election of directors have no import once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This Proxy Statement and form of proxy will first be sent or given to stockholders on or about March 18, 1998, together with the Notice of Annual Meeting of Stockholders and the Company's 1997 Annual Report to Stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Company no later than November 15, 1998 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director,
(iii) the executive officers of the Company named in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) all directors and executive officers as a group:

                                                             SHARES OF CKS COMMON STOCK
                                                                BENEFICIALLY OWNED(1)
                                                            -----------------------------
                 NAME OF BENEFICIAL OWNER                    NUMBER      PERCENT OF TOTAL
                 ------------------------                   ---------    ----------------
The Interpublic Group of Companies, Inc.(2)...............  1,992,065         13.1%
  1271 Avenue of the Americas
  New York, NY 10020
Mark D. Kvamme(3).........................................  1,655,337          10.9
  10441 Bandley Drive
  Cupertino, CA 95014
Thomas K. Suiter(4).......................................  1,328,835           8.7
  10441 Bandley Drive
  Cupertino, CA 95014
J. & W. Seligman & Co. Incorporated(5)....................  1,025,000           6.7
  100 Park Avenue
  New York, New York 10017
Waddell & Reed, Inc.(6)...................................    867,700           5.7
  6300 Lamar
  Shawnee Mission, KS 66201
The Capital Group Companies, Inc.(7)......................    785,500           5.2
  333 South Hope Street
  Los Angeles, CA 90071
Carlton H. Baab(8)........................................     29,069             *
Robert T. Clarkson........................................      3,543             *
Richard Villante..........................................     13,402             *
Alexandre Balkanski(9)....................................     17,916             *
Pierre R. Lamond(10)......................................    323,685           2.1
Barry R. Linsky(11).......................................      6,250             *
Michael B. Slade(12)......................................      7,250             *
All Executive Officers and Directors as a
  Group (12 persons)(13)..................................  3,420,694          22.4

---------------

  *  Less than 1%.

 (1) Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to the Company's knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

 (2) Includes 259,470 shares held by Ammirati & Puris/Lintas, Inc. and 278,770 shares held by Lowe & Partners, both of which are wholly-owned subsidiaries of IPG. Also includes 2,500 shares held by Mr. Barry R. Linsky, who is a director of the Company and an officer of IPG, and options to purchase 3,750 shares exercisable within 60 days of the Record Date held by Mr. Linsky.

 (3) Includes 159,888 shares held by trusts for the benefit of Mr. Kvamme's children and options to purchase 40,000 shares exercisable within 60 days of the Record Date.

 (4) Includes 200,000 shares held by trusts for the benefit of Mr. Suiter's children and options to purchase 30,000 shares exercisable within 60 days of the Record Date.

 (5) Based on information provided by J. & W. Seligman & Co. Incorporated. William C. Morris and Seligman Communications & Information Fund, Inc. also beneficially own such shares.

 (6) Based on information provided by Waddell & Reed, Inc.

 (7) Based on information provided by The Capital Group Companies, Inc. Capital Research and Management Company also beneficially owns such shares.

 (8) Includes options to purchase 28,334 shares exercisable within 60 days of the Record Date.

 (9) Consists of options to purchase 17,916 shares exercisable within 60 days of the Record Date.

(10) Includes 310,935 shares held by the Pierre R. and Christine E. Lamond Trust dated 11/22/85. Includes options to purchase 3,750 shares exercisable within 60 days of the Record Date. Also includes 9,000 shares held by David Lamond, Pierre R. Lamond's son, as to which Pierre R. Lamond disclaims beneficial ownership.

(11) Does not include 1,985,815 shares held by IPG and its subsidiaries, of which Mr. Linsky is a Senior Vice President. Includes options to purchase 3,750 shares exercisable within 60 days of the Record Date.

(12) Includes options to purchase 6,250 shares exercisable within 60 days of the Record Date.

(13) Includes options to purchase 140,437 shares exercisable within 60 days of the Record Date.

     As of the Record Date, the per share market value of the Company's Common Stock was $18.00, based on the closing price on that date on The Nasdaq National Market.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     The Company's Board of Directors currently consists of six persons, divided into three classes serving staggered terms of office. Currently there are two directors in each of Class I, Class II and Class III. Two Class III directors are to be elected at the Annual Meeting. The Class III directors elected at the Annual Meeting will serve for three-year terms, or until their successors have been duly elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees: Mark D. Kvamme and Pierre R. Lamond as Class III directors.

     The nominees, and certain information about them as of the Record Date, are set forth below:

                                                                                   DIRECTOR
   NAME OF NOMINEE     AGE                        POSITIONS                         SINCE
   ---------------     ---                        ---------                        --------
Mark D. Kvamme.......  36     Chairman of the Board and Chief Executive Officer      1989
Pierre R. Lamond.....  67     Director                                               1990

     Mark D. Kvamme joined the Company in 1989 as a Partner and since 1991 has served as the Chairman of the Company's Board of Directors and Chief Executive Officer. Prior to joining the Company, Mr. Kvamme served as Vice President of Marketing for Pillar Corporation. From September 1986 to January 1989, Mr. Kvamme was International Marketing Manager for Wyse Technology, Inc., a terminal and personal computer manufacturer. Before joining Wyse, Mr. Kvamme founded and served as President and Chief Executive Officer of International Solutions, Inc., a global distributor of hardware and software products, from 1984 to 1986. From 1980 to 1984, Mr. Kvamme held various management positions in international sales and marketing and in product development for Apple Computer, as well as being one of the initial managers of Apple France. Mr. Kvamme holds a B.A. in French Economics and Literature from the University of California at Berkeley.

     Pierre R. Lamond has been a general partner of Sequoia Capital, a venture capital firm, since 1981. Prior to joining Sequoia, Mr. Lamond was Vice President and Technical Director of National Semiconductor, a company he co-founded in 1967. Mr. Lamond currently serves as the Chairman of the Board of Directors of Cypress Semiconductor Corporation and Vitesse Semiconductor Corporation, and is a director of a number of privately held companies. He holds a B.S. in Electrical Engineering and an M.S. in Physics from the University of Toulouse, France, as well as an M.S. in Electrical Engineering from Northeastern University.

     The remaining directors of the Company, and certain information about them as of the Record Date, are set forth below:

                                                                                   DIRECTOR
               NAME                  AGE                 POSITIONS                  SINCE
               ----                  ---                 ---------                 --------
Thomas K. Suiter...................  43     Chief Creative Officer and Director      1991
Alexandre Balkanski................  37     Director                                 1995
Barry R. Linsky....................  56     Director                                 1995
Michael B. Slade...................  40     Director                                 1996

     Thomas K. Suiter joined CKS in 1991 as Chief Creative Officer, and has served as a member of the Company's Board of Directors since that time. Mr. Suiter assumed the position of President, CKS Partners in May 1996. Before joining the Company, Mr. Suiter was World Wide Creative Director of Landor Associates from 1985 to 1991. Prior to joining Landor, Mr. Suiter was Director of Creative Services at Apple from 1984 to 1985 and Creative Director from 1982-1984 where he and his group were responsible for Apple's corporate identity and the marketing communication materials for the MacIntosh and Apple II product lines. Mr. Suiter attended San Diego State University and the Art Center College of Design, Pasadena, California.

     Alexandre Balkanski is the President and CEO of C-Cube Microsystems, Inc. ("C-Cube"), a publicly-held company specializing in digital video compression solutions, which he co-founded in July 1988. Dr. Balkanski was named Senior Vice President of C-Cube in August 1989, served as its Vice President of Worldwide Sales and Marketing from February 1994 to June 1995, and served as its Executive Vice President and Chief Operating Officer from February 1994 to June 1995. Dr. Balkanski currently serves on the board of directors of both C-Cube and Sierra Semiconductor Corporation. Dr. Balkanski holds graduate degrees from Harvard University in Physics, Economics and Business, as well as a B.A. in Physics from Harvard College.

     Barry R. Linsky has served as Senior Vice President, Planning and Business Development of IPG since December 1990. Prior to joining IPG at the parent company level, Mr. Linsky was Executive Vice President, Account Service, of Lowe & Partners (formerly The Marschalk Company, a subsidiary of IPG), from 1980 until 1990. From 1972 to 1980, Mr. Linsky held various positions at The Marschalk Company, including Senior Vice President and Director of the agency's New Products Group and positions in account management. Previously, Mr. Linsky had worked in consumer marketing for Lever Brothers Co., Bristol-Myers Company and Squibb Beech-Nut, Inc. He holds a B.A. in Liberal Arts from Dartmouth College and an M.B.A. from Amos Tuck School of Business.

     Michael B. Slade has served as President and Chief Executive Officer of Starwave Corp., a developer of multimedia information services for the Internet, since February 1993. Prior to joining Starwave, Mr. Slade was Vice President of Special Projects at Asymetrix, a multimedia software developer, from November 1992 to February 1993. From May 1991 to October 1992, Mr. Slade served in various positions at NeXT Computer, Inc., a developer of object-oriented software, most recently as Vice President of Marketing. Mr. Slade holds a B.A. in Economics from Colorado College and an M.B.A. from Stanford University.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named above. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders.

     Mr. Kvamme is the son-in-law of Mr. Lamond and the cousin of Kimberly Johnson, an executive officer of the Company. There are no other family relationships between directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During fiscal 1997, the Board of Directors held nine meetings. The standing committees of the Board of Directors include an Audit Committee and a Compensation Committee. There is no nominating committee.

     The Audit Committee held one meeting in fiscal 1997. Messrs. Balkanski and Lamond currently serve on the Audit Committee. The functions of the Audit Committee include recommending appointment of the Company's independent auditors to the Board of Directors and reviewing (i) the scope of the independent auditors' annual audit and their compensation, (ii) the general policies and procedures of the Company with respect to internal auditing, accounting and financial controls and (iii) any change in accounting principles, significant audit adjustments proposed by the auditors and any recommendations that the auditors may have with respect to policies and procedures.

     The Compensation Committee held one meeting in fiscal 1997. The Compensation Committee consisted of Messrs. Lamond, Linsky and Slade during fiscal 1997. In December 1997, Mr. Lamond resigned from the Compensation Committee, leaving Messrs. Linsky and Slade as the sole members of the committee. The Compensation Committee monitors the nature and levels of compensation paid by the Company to its executive personnel.

     During fiscal 1997, no director attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served.

DIRECTORS' COMPENSATION

     Directors who are not employees of the Company receive compensation for their services as directors at a rate of $1,000 per year and $2,500 per Board meeting attended, excluding telephonic Board meetings. Non-employee directors also are eligible to participate in the 1995 Director Option Plan. See "Additional Information Relating to Directors and Officers of the
Company -- Benefit Plans -- 1995 Director Option Plan" below.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPANY'S NOMINEES FOR DIRECTORS.

VOTE REQUIRED

     The two nominees for Class III director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

                                   PROPOSAL 2

       RATIFICATION AND APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     On December 18, 1997, the Board of Directors, subject to stockholder approval, adopted the 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") and reserved 300,000 shares of Common Stock for issuance thereunder, plus annual increases equal to the lesser of (i) 1.75% of the outstanding shares of Common Stock of the Company, (ii) 500,000 shares, and (iii) any lesser amount determined by the Board of Directors. At the Annual Meeting, the stockholders are being asked to approve the 1997 Purchase Plan and the reservation of shares thereunder. The Board of Directors has adopted the 1997 Purchase Plan as the successor to the Company's 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan"). The Board of Directors believes that offering such a plan is necessary to attract qualified employees. In light of the fact that the number of shares available for issuance under the 1995 Purchase Plan is insufficient to fund future offerings under such plan, the Board of Directors believes it is in the best interests of the Company and its stockholders to adopt the 1997 Purchase Plan.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the 1997 Purchase Plan.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 1997 PURCHASE PLAN AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1997 PURCHASE PLAN AS AMENDED, INCLUDING THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

SUMMARY OF THE 1997 PURCHASE PLAN

     The essential features of the 1997 Purchase Plan are outlined below.

     Purpose. The purpose of the 1997 Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code (the "Code").

     Administration. The 1997 Purchase Plan is administered by the Board of Directors or a Committee of the Board (collectively, the "Administrator"). All questions of interpretation or application of the 1997 Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the 1997 Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board. See "Payment of Purchase Price; Payroll Deductions."

     Offering and Purchase Period. The 1997 Purchase Plan is implemented by consecutive overlapping offering periods lasting for two (2) years (an "Offering period"), with a new Offering Period commencing every six months. Common Stock may be purchased under the 1997 Purchase Plan every six (6) months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. Offering periods commence on or about April 1 and October 1 of each year. The first offering period will last five months, commencing on the first trading day on or after May 1, 1998 and ending on the last trading day on or about March 31, 2000 (unless otherwise determined by the Board). The Board may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the 1997 Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the 1997 Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 2,500 shares of the Company's Common Stock per Purchase Period.

     Purchase Price. Shares of Common Stock may be purchased under the 1997 Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period; provided, however, that under certain circumstances, the Purchase Price may be adjusted to a price not less than 85% of the lesser of the fair market value on the Common Stock on (i) the date the Company's stockholders approve an increase in shares reserved for issuance under the 1997 Purchase Plan and (ii) the last day of the Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases on each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

     Withdrawal. A participant may terminate his or her participation in the 1997 Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

     Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the 1997 Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

     Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the 1997 Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1997 Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

     Amendment and Termination. The Board may at any time terminate or amend the 1997 Purchase Plan. An Offering period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholder's meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. The 1997 Purchase Plan will terminate in 2007, unless terminated earlier by the Board in accordance with the 1997 Purchase Plan.

     Federal Tax Information. The 1997 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1997 Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 1997 PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

                                   PROPOSAL 3

      RATIFICATION AND APPROVAL OF AMENDMENT TO 1995 DIRECTOR OPTION PLAN

     The 1995 Director Option Plan (the "Director Plan") was adopted by the Board in October 1995 and approved by the shareholders in November 1995. A total of 100,000 shares of the Company's Common Stock have been reserved for issuance under the Directors Plan. On December 18, 1997, the Board of Directors adopted an amendment to the Director Plan increasing the total number of shares reserved for issuance thereunder by 100,000 shares to a total of 200,000 shares, subject to stockholder approval. At the Annual Meeting, the stockholders are asked to approve the amendment to the Director Plan.

     As of the Record Date, under the Director Plan, options to purchase 75,000 shares of the Company's Common Stock were outstanding at an average weighted price of $28.60 per share, and 25,000 shares of the Company's Common Stock remained available for future grant (before giving effect to the amendment to the Director Plan).

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve the amendment to the Director Plan.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE DIRECTOR PLAN AND RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH AMENDMENT.

SUMMARY OF THE 1995 DIRECTOR PLAN

     The essential features of the Director Plan are outlined below.

     Purpose. The purposes of the Director Plan are to attract and retain the best available individuals for service as non-employee directors of the Company ("Outside Directors"), to provide additional incentive to the Outside Directors and to encourage their continued service on the Board.

     Administration. All grants of options under the Director Plan are automatic and non-discretionary pursuant to the terms of the Director Plan.

     Eligibility. Options under the Director Plan may be granted only to Outside Directors of the Company. As of the Record Date, there were four Outside Directors of the Company, all of whom will serve or have been nominated to serve as directors for the next year.

     Participation. The Director Plan provides for grants of options to be made in two ways:

          a. Each Outside Director who first became a director after the date the Director Plan was adopted by the Board is automatically granted an option to purchase 20,000 shares (the "First Option") on the date on which such individual first becomes a director, whether through election by the stockholders of the Company or by appointment by the Board of Directors in order to fill a vacancy. However, a director who has been an employee of the Company while serving on the Board will not receive a First Option upon becoming an Outside Director.

          b. Each Outside Director is automatically granted an option to purchase 5,000 shares (the "Subsequent Option") two days following the date of announcement of the Company's operating results for the previous fiscal year.

TERMS OF OPTIONS

     Each option granted under the Director Plan is evidenced by a written stock option agreement between the Company and the optionee. Options are generally subject to the terms and conditions listed below.

     Exercise of the Option. Twenty-five percent (25%) of the shares subject to the First Option or the Subsequent Option become exercisable on each of the first four anniversaries of its date of grant, with the effect that this option becomes exercisable as to the full number of shares on the fourth anniversary of the date of its grant. Options granted under the Director Plan expire ten years after the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased and by tendering payment of the purchase price. Payment for shares purchased upon exercise of an option may be in the form of (i) cash, (ii) check,
(iii) certain other shares of the Company's Common Stock, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price or (v) any combination of these payment methods.

     Exercise Price. The per share exercise price for shares to be issued pursuant to exercise of an option under the Director Plan is 100% of the fair market value per share of the Company's Common Stock on the date of grant of the option. The fair market value is determined to be the closing sales price on any established stock exchange or national market system on which the Common Stock is listed on the date of the grant of the option, as reported in The Wall Street Journal, or such other source as the Board deems reliable.

     Termination of Status as Director. If an optionee ceases to serve as a director (other than upon optionee's death or total and permanent disability), he or she may, but only within three months after the date he or she ceases to be a director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). In the event an optionee ceases to serve as a director due to the optionee's death or total and permanent disability (as defined in the Internal Revenue Code), the option will remain exercisable (to the extent the option was exercisable at the date the optionee ceased to be a director) for twelve months after the date the optionee ceases to be a director (but in no event later than the expiration of the option's ten year term). To the extent that the director was not entitled to exercise the option at the date of such termination, or if he or she does not exercise such option within the time specified, the option terminates.

     Capital Changes. In the event of any changes made in the Company's capitalization which result in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Director Plan, as well as the number of shares reserved for issuance under the Director Plan.

     Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, options under the Director Plan shall terminate immediately prior to the consummation of such proposed action.

     Merger or Asset Sale. In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If an option is assumed or substituted for, the option or equivalent option shall continue to be exercisable for so long as the optionee serves as a director of Company or the successor corporation. Following such assumption or substitution, if the optionee's status as a director of the Company or the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the optionee, the option shall become fully exercisable, including as to shares for which it would not otherwise be exercisable. If the successor does not agree to assume or substitute the option, each option shall also become fully exercisable for a period of thirty days from the date the Board notifies the optionee of the option's full exercisability, after which period the option shall terminate.

     Nontransferability of Option. Options granted pursuant to the Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

     Other Provisions. Option agreements under the Director Plan may contain such other terms, provisions and conditions not inconsistent with the Director Plan as may be determined by the Board.

AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN

     The Board may at any time amend, alter, suspend or discontinue the Director Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of any optionee under any grant theretofore made without such optionee's consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, including the requirements of an established stock exchange or quotation system, the Company shall obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required.

TAX INFORMATION -- THE DIRECTOR PLAN

     Options granted pursuant to the Director Plan are "nonstatutory options" and will not qualify for any special tax benefits to the optionee.

     An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under Section 16(b) of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within thirty days after the date of exercise.

     Upon a resale of shares acquired pursuant to, an option under the Director Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) for shares held between one year and eighteen months is capped at 28%. The tax rate on net capital gain for shares held more than eighteen months is capped at 20%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income upon exercise of an option under the Director Plan. The Company is not required to withhold any amount for tax purposes on any such income recognized by the optionee.

     THE FOREGOING BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT OF OPTIONS UNDER THE DIRECTOR PLAN DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

                                   PROPOSAL 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending November 29, 1998. If the stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the selection of independent auditors will be reconsidered by the Board of Directors. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                       ADDITIONAL INFORMATION RELATING TO
                     DIRECTORS AND OFFICERS OF THE COMPANY

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid by the Company for services rendered during the fiscal year ended November 30, 1997 by the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company who were serving executive officers as of November 30, 1997 ("Named Executive Officers"), based upon salary and bonus earned by such executive officers in fiscal 1997:

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                          ---------------
                                            ANNUAL COMPENSATION               AWARDS
                                     ----------------------------------   ---------------
                                                                            SECURITIES
                                                           OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS     COMPENSATION   OPTIONS/SARS(1)   COMPENSATION
----------------------------  ----   --------   --------   ------------   ---------------   ------------
Mark D. Kvamme..............  1997   $243,950   $     --      $8,344(2)        40,000         $    --
  Chief Executive Officer     1996    187,917    159,922       3,344(2)            --              --
                              1995    165,000    116,370       3,236(2)            --           1,268(3)
Carlton H. Baab.............  1997    220,833         --       6,386(2)        17,500           2,665(3)
  Executive Vice President
  and                         1996    173,751    121,607       3,614(2)        40,000           2,665(3)
  Chief Financial Officer     1995    137,600     75,774       7,464(2)        40,000           2,665(3)
Thomas K. Suiter............  1997    224,417         --       6,939(2)        30,000              --
  Chief Creative Officer      1996    183,334    143,983       2,668(2)            --         107,000(4)
                              1995    165,000     74,517       2,668(2)            --              --
Robert T. Clarkson(5).......  1997    199,115         --       6,000(2)       150,000              --
  Executive Vice President
  of Operations, CKS
  Technology Group, CKS
  International, and
  Business Development, and
  Secretary
Richard Villante(6).........  1997    136,379         --          --           75,000              --
  Executive Vice President
  of Operations, CKS East

---------------

(1) All options were granted pursuant to the Company's 1995 Stock Plan and are subject to vesting. See "-- Employee Benefit Plans."

(2) Consists of automobile allowance and life insurance premiums paid by the Company.

(3) Consists of forgiveness of interest due on loans payable to the Company.

(4) Consists of a gift of an original artwork from the Company.

(5) Mr. Clarkson joined the Company in February 1997.

(6) Mr. Villante joined the Company in May 1997.

                            OPTION GRANTS IN FISCAL 1997

     The following table sets forth information with respect to stock options granted to Named Executive Officer in the fiscal year ended November 30, 1997.

                                                                                 POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES AT
                         SECURITIES      OPTIONS                                     STOCK APPRECIATION FOR
                         UNDERLYING     GRANTED TO     EXERCISE                         OPTION TERMS(5)
                          OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION    ------------------------------
         NAME            GRANTED(1)   FISCAL YEAR(2)   SHARE(3)     DATE(4)           5%               10%
         ----            ----------   --------------   ---------   ----------    -------------    -------------
Mark D. Kvamme.........    40,000          2.6%        $26.875     12/18/2006     $  676,062       $1,713,273
Carlton H. Baab........    17,500          1.2          26.00      12/17/2006        286,147          725,153
Thomas K. Suiter.......    30,000          2.0          26.875     02/18/2006        507,046        1,284,955
Robert T.
  Clarkson(6)..........   150,000          9.8          13.5625    12/06/2006      1,279,408        3,242,270
Richard Villante(7)....    75,000          4.9          13.5625    04/01/2007        639,704        1,621,135

---------------

(1) This option to purchase shares of Common Stock was granted under the 1995 Stock Plan and provides for vesting as to 25% of the underlying Common Stock one year after the date of grant, then ratably over 36 months thereafter.

(2) Options to purchase an aggregate of 1,517,556 shares of Common Stock of the Company were granted to employees during the fiscal year ended November 30, 1997.

(3) Options were granted at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant, as determined by the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

(4) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated, upon the optionee's death or disability or upon an acquisition of the Company.

(5) This column shows the hypothetical gains or option spreads for the option granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten-year term of the option. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the company's estimate or projection of future Common Stock prices.

(6) This option was originally granted with an exercise price of $21.25 and subsequently repriced in December 1997. The option is subject to a one-year prohibition on exercise beginning on the date of the repricing. See
    "-- Report of the Compensation Committee -- Option Repricing."

(7) This option was originally granted with an exercise price of $21.75 and subsequently repriced in December 1997. The option is subject to a one-year prohibition on exercise beginning on the date of the repricing. See
    "-- Report of the Compensation Committee -- Option Repricing."

   AGGREGATE STOCK OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding the value of options to purchase shares of the Company's Common Stock that were exercised or held by the Named Executive Officers during fiscal 1997.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                SHARES                         NOVEMBER 30, 1997           NOVEMBER 30, 1997(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Mark D. Kvamme..............        --             --           --          40,000             --              --
Carlton H. Baab.............    34,165       $809,071        3,334          60,001        $20,421      $2,246,013
Thomas K. Suiter............        --             --           --          30,000             --              --
Robert T. Clarkson..........        --             --           --         150,000             --              --
Richard Villante............        --             --           --          75,000             --              --

---------------

(1) This column represents the difference between the fair market value of the Common Stock on the date of exercise of the stock option by the identified executive officer and the price paid for the shares by the officer.

(2) Calculated by determining the difference between the closing price of the Company's Common Stock on the Nasdaq National Market on November 28, 1997 ($13.250) and the weighted-average exercise price of in-the-money options.

STOCK PLANS

     The following is a brief summary of the Company's stock plans in effect during the fiscal year ended November 30, 1997 under which executive officers and directors of the Company received benefit.

     1995 STOCK PLAN

     The 1995 Stock Plan of the Company (the "Stock Plan") provides for the grant of stock options and stock purchase rights to employees, officers and consultants of the Company and its subsidiaries. Under the Stock Plan, the Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options not intended to qualify as incentive stock options and rights to purchase restricted stock. Incentive stock options granted under the Stock Plan must be granted by September 2005. As of the Record Date, options to purchase 891,125 shares of Common Stock were outstanding under to the Stock Plan and options to purchase 1,197,965 shares of Common Stock were available for future grant under the Stock Plan. The Stock Plan was approved by the Board of Directors in October 1995 and approved by the stockholders of Company in November 1995. An amendment to the Stock Plan increasing the number of shares of Common Stock available for issuance thereunder by 1,600,000 shares was approved by the Board of Directors in October 1996 and by the Company's stockholders in December 1996.

     The Stock Plan is administered by the Board of Directors or a committee thereof. Subject to the provisions of the Stock Plan, the Board of Directors or a committee thereof has the authority to select the persons to whom awards are granted and determine the terms of each award, including (i) the number of shares of Common Stock covered by the award, (ii) when the award becomes exercisable, (iii) the exercise price of the award and (iv) the duration of the option (which may not exceed ten years). Generally options vest over four years and must be exercised within 10 years. All options are nontransferable other than by will or the laws of descent and distribution.

     The Stock Plan provides that, in the event of a merger of the Company with or into another corporation, the sale of more than fifty persons (50%) of the Company's voting stock, a sale of substantially all of the Company's assets or a liquidation or dissolution of the Company ("Transfer of Control"), the acquiring or successor corporation may assume or substitute substantially equivalent awards for the awards outstanding. To the extent awards are not assumed or substituted for, they will vest in full prior to the Transfer of Control. To the extent options are not assumed, substituted for or exercised prior to the Transfer of Control, they will terminate.

     1995 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") provides for the purchase by eligible employees of shares of the Company's Common Stock. The 1995 Purchase Plan was adopted by the Board of Directors in October 1995 and approved by the stockholders in November 1995. A total of 300,000 shares of Common Stock have been reserved for issuance under the 1995 Purchase Plan. The 1995 Purchase Plan, which is intended to qualify under
Section 423 of the Code, is administered by the Board of Directors or by a committee appointed by the Board. Employees (including officers and employee directors) of the Company or any subsidiary of the Company designated by the Board for participation in the 1995 Purchase Plan are eligible to participate in the 1995 Purchase Plan if they are customarily employed for more than 20 hours per week and more than five months per year. The 1995 Purchase Plan is implemented during concurrent 24-month offering periods, each of which is divided into four consecutive six month purchase periods, subject to change by the Board of Directors. Offering periods generally begin on January 1 and July 1 of each year. The 1995 Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 15% of an employee's compensation. Shares are purchased on the last day of each purchase period. The price at which stock may be purchased under the 1995 Purchase Plan is equal to 85% of the lower of the fair market value of the Company's Common Stock on the first day of the offering period or the last day of the purchase period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. In addition, participants generally may not purchase stock having a value (measured at the beginning of the offering period) greater than $12,500 in any purchase period, except the first offering period, during which an employee may purchase stock having a value of up to $25,000. The 1995 Purchase Plan will be terminated after the expiration of the current offering periods.

     1997 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1997 Purchase Plan provides for the purchase by eligible employees of shares of the Company's Common Stock. The 1997 Purchase Plan was adopted by the Board of Directors in December 18, 1997, subject to approval by the stockholders. See Proposal No. 2 above for a more detailed description of the 1997 Purchase Plan. A total of 300,000 shares of Common Stock have been reserved for issuance under the 1997 Purchase Plan, plus annual increases equal to the lesser of (i) 1.75% of the outstanding shares of Common Stock of the Company, (ii) 500,000 shares, and (iii) any lesser amount determined by the Board of Directors. The 1997 Purchase Plan, which is intended to qualify under
Section 423 of the Code, is administered by the Board of Directors or by a committee appointed by the Board. Employees (including officers and employee directors) of the Company or any subsidiary of the Company designated by the Board for participation in the 1997 Purchase Plan are eligible to participate in the 1997 Purchase Plan if they are customarily employed for more than 20 hours per week and more than five months per year. The 1997 Purchase Plan is implemented during concurrent 24-month offering periods, each of which is divided into four consecutive six month offering periods. Offering periods commence on or about April 1 and October 1 of each year. The first offering period will last five months, commencing on the first trading day on or after June 1, 1998 (subject to change by the Board of Directors) and ending on the last trading day on or before September 30, 1998. The 1997 Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 15% of an employee's compensation. Shares are purchased on the last day of each purchase period. The price at which stock may be purchased under the 1997 Purchase Plan is equal to 85% of the lower of the fair market value of the Company's Common Stock on the first day of the offering period or the last day of the purchase period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. In addition, participants generally may not purchase more than 2,500 shares of Common Stock in any purchase period.

     Participation in the 1997 Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 1997 Purchase Plan are not determinable. The following table sets forth, as to the Named Executive Officers, all current executive officers as a group and all other employees who participated in the 1995 Purchase Plan: (i) the number of shares of the Company's Common Stock purchased under the 1995 Purchase Plan during the last fiscal year; and (ii) the dollar value of the benefit (see footnote (1) to the table):

                                                             NUMBER OF
                                                              SHARES
          NAME OF INDIVIDUAL OR IDENTITY OF GROUP            PURCHASED    DOLLAR VALUE(1)
          ---------------------------------------            ---------    ---------------
Mark D. Kvamme.............................................        --               --
Carlton H. Baab............................................     1,222       $    8,098
Thomas K. Suiter...........................................        --               --
Robert T. Clarkson.........................................       199            2,149
Richard Villante...........................................        --               --
All current executive officers as a group (8 persons)......     4,419           59,086
All other employees as a group.............................   100,126        1,540,648

---------------

(1) This column represents the market value of the shares on date of purchase, minus the purchase price.

     1995 DIRECTOR OPTION PLAN

     The Director Plan was adopted by the Board of Directors in October 1995. A total of 100,000 shares of Common Stock has been reserved for issuance under the Director Plan. See Proposal No. 3 for a more detailed description of the Director Plan and a proposal to amend the Director Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares. The Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, it will be provided by the Board of Directors. As of the Record Date, options to purchase 75,000 shares of the Company's Common Stock were outstanding at an average weighted price of $36.50 per share, and 25,000 shares of the Company's Common Stock remained available for future grant (before giving effect to the amendment to the Director Plan).

     The Director Plan provides that each non-employee director shall be granted an option to purchase 20,000 shares of Common Stock (the "First Option") on the date upon which the optionee first becomes a director of the Company. Thereafter, each non-employee director will be granted an option to purchase 5,000 shares of Common Stock (a "Subsequent Option") each year two days following announcement of the Company's operating results for the previous fiscal year. The Director Plan provides that each Option shall become exercisable as to 25% of the shares subject to such Option on each of the four anniversaries of the date of grant of such Option. Each Option will become exercisable in full on the fourth anniversary of its date of grant. The exercise price of all Options granted under the Director Plan will be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the Option. Options granted under the Director Plan have a term of 10 years.

     In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If an option is assumed or substituted for, the option or equivalent option shall continue to be exercisable for so long as the optionee serves as a director of Company or the successor corporation. Following such assumption or substitution, if the optionee's status as a director of the Company or the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the optionee, the option shall become fully exercisable, including as to shares for which it would not otherwise be exercisable. If the successor does not agree to assume or substitute the option, each option shall also become fully exercisable for a period of thirty days from the date the Board notifies the optionee of the option's full exercisability, after which period the option shall terminate.

     EXECUTIVE BONUS PROGRAM

     Certain officers and employees of the Company are eligible to receive quarterly bonus compensation under an Executive Bonus Program maintained by the Company. Bonus compensation payments under the Executive Bonus Program are based on attainment of sales revenue and profitability targets during the fiscal year to date, and are keyed to each eligible employee's base salary. No bonuses were paid under the Executive Bonus Program in fiscal 1997. The financial performance targets on which bonus payments are based are set on an annual basis by the Company's Chief Executive Officer and approved by the Compensation Committee of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders") to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended November 30, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were satisfied.

EMPLOYMENT AGREEMENTS AND CHANGE-IN CONTROL ARRANGEMENTS

     The Company has agreed to employ Mr. Baab as Executive Vice President of Finance and Chief Financial Officer at a salary of $225,000 per year, subject to periodic review, and Mr. Clarkson as Executive Vice President of Business Development at a salary of $220,000 per year, subject to periodic review. Each officer is eligible for an annual personal bonus of up to 50% of his base salary in addition to bonus received pursuant to the Company's Executive Bonus Program. Neither individual received any bonus payments under the Executive Bonus Plan or pursuant to their respective employment agreements during fiscal 1997. In the event such officer's employment is terminated without Cause (as defined in the employment agreement) and not in connection with a Change of Control (as defined in the employment agreement) or if the officer terminates his employment for Good Reason (as defined in the employment agreement), such officer shall receive
(i) continuation of his base salary for a period of twelve months, (ii) an amount equal to total bonus and incentive compensation received or earned during the preceding twelve months, (iii) continued benefits and perquisites for a period of twelve months and (iv) an additional twelve months vesting on all options held by such officer. On the effectiveness of any Change of Control, the vesting of all options granted to each officer by the Company shall be accelerated so that one half of the unvested shares shall become vested. If, following a Change of Control, the officer's employment is terminated involuntarily or by Constructive Termination (as defined in the employment agreement), such officer shall receive (i) a lump sum equal to twelve months' base salary plus total bonus and incentive compensation received or earned during the twelve months preceding the Change of Control or date of termination, whichever is greater, (ii) continued benefits and perquisites for a period of twelve months and (iv) accelerated vesting on all options held by such officer. In December 1997, the Company and Mr. Clarkson orally agreed that he would assume operational responsibility for the Company's technology and international operations, in addition to his business development responsibilities, with the title of Executive Vice President of Operations, CKS Technology Group and International, in addition to his title of Executive Vice President of Business Development.

     The Company has agreed to employ Mr. Villante as President of Global Communications Company at a salary of $225,000 per year, subject to periodic review. Based on an annual performance review, Mr. Villante is entitled to bonus compensation, which may be in the form of options to purchase shares of the Company's Common Stock. If Mr. Villante's employment agreement is terminated prior to May 2002, Mr. Villante will be entitled to severance benefits in an amount equal to six months salary. In December 1997, the Company and Mr. Villante orally agreed that he would assume operational responsibility for the Company's operations in the eastern United States, with the title of Executive Vice President of Operations, CKS East.

     The Company does not currently have any employment contracts in effect with the Chief Executive Officer or any of the other Named Executive Officers.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

     INTRODUCTION

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals.

     COMPENSATION PROGRAMS

     Base Salary. The Committee establishes base salaries for executive officers, normally within ten percent of the average paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

     Bonus Plans. Each executive officer is eligible to participate in the Company's Executive Bonus Program which provides for the payment of a quarterly bonus determined by a formula based on improvements of sales revenue and profitability over preset threshold levels for the executive officer's operating group or business unit, and for the Company as a whole. (See "Executive Compensation -- Benefit Plans.")

     Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Stock options generally vest over a four year period. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

     Other. In addition to the foregoing, officers participate in compensation plans available to all employees, such as a quarterly profit sharing plan and participation in both the Company's 401(k) retirement plan, the 1995 Purchase Plan and the 1997 Purchase Plan. See "Executive Compensation -- Benefit Plans."

     COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to survey data, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company.

     OPTION REPRICING

     In December 1997, the Compensation Committee authorized the reduction of the exercise price under options granted to employees, including executives, which had an exercise price higher than the current market price of the Company's Common Stock at the time of the repricing ($13.5625). The options granted to employees were designed to provide incentive to the employees to work to achieve long term success for the Company. The decline in the market price of the Company's Common Stock since the date the options were granted frustrated the purpose of the options and the Committee deemed it to be in the best interests of the Company to allow the amendment of the options to reduce the exercise price to the market price at the time of the reissue. All repriced options are subject to a six-month (one-year in the case of certain employees, including all executive officers) prohibition on exercise beginning on the date of the repricing. The other terms of such options remained unchanged.

     The following table sets forth information with respect to the repricing of those options held by executive officers of the Company.

                           TEN-YEAR OPTION REPRICINGS

                                                                                               LENGTH OF
                                            NUMBER OF     MARKET                               ORIGINAL
                                            SECURITIES   PRICE OF    EXERCISE                 OPTION TERM
                                            UNDERLYING   STOCK AT    PRICE AT      NEW       REMAINING AT
                                REPRICING    OPTIONS      TIME OF     TIME OF    EXERCISE       DATE OF
             NAME                 DATE       REPRICED    REPRICING   REPRICING    PRICE        REPRICING
             ----               ---------   ----------   ---------   ---------   --------   ---------------
Carlton H. Baab...............  11/18/96      40,000     $20.00       $32.00     $20.00     9 yrs, 172 days
  Executive Vice President and
  Chief Financial Officer
Kimberly A. Johnson...........  12/18/97      10,000      13.5625      26.00      13.5625   8 yrs, 364 days
  Executive Vice President
Fergus O'Daly.................  12/18/97     100,000      13.5625      23.50      13.5625   4 yrs, 153 days
  President CKS East
Ian Small.....................  12/18/97      10,000      13.5625      20.00      13.5625   8 yrs, 142 days
  Executive Vice President      12/18/97      35,000      13.5625      21.75      13.5625   9 yrs, 104 days
  and Chief Technology Officer
Robert T. Clarkson............  12/18/97     150,000      13.5625      21.25      13.5625   8 yrs, 353 days
  Executive Vice President and
  Secretary
Richard Villante..............  12/18/97      75,000      13.5626      21.75      13.5625   9 yrs, 104 days
  Executive Vice President

                                          THE 1997 COMPENSATION COMMITTEE

                                          Pierre R. Lamond
                                          Barry R. Linsky
                                          Michael B. Slade

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of CKS consisted of Messrs. Lamond, Linsky and Slade during fiscal 1997. In December 1997, Mr. Lamond resigned from the Compensation Committee, leaving Messrs. Linsky and Slade as the sole members of the committee. Mr. Lamond is the father-in-law of Mark D. Kvamme, the Company's Chairman, President and Chief Executive Officer. Mr. Linsky is a Senior Vice President of IPG. None of Messrs. Lamond, Linsky or Slade were at any time during fiscal 1997, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the S&P 500 Index and the Dow Jones Technology Index since inception of trading of the Company's Common Stock on the Nasdaq National Market on December 14, 1995 through November 30, 1997. The total stockholder return assumes $100 invested at the beginning of the period in Common Stock of the Company, the S&P 500 Index , and the Dow Jones Technology Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                                                        Dow Jones
  Measurement Period                      S&P 500       Technology
 (Fiscal Year Covered)       CKSG          Index          Index
12/14/95                       100           100            100
2/29/96                      195.6         103.9          106.7
5/13/96                      227.2         108.4          112.7
8/31/96                      158.9         105.7          106.9
11/30/96                       122         122.8          130.2
3/2/97                         197         128.2          132.8
6/1/97                       169.9         137.5          148.6
8/31/97                    196.324         145.9          169.4
11/30/97                        78         154.8          164.9

CERTAIN TRANSACTIONS

     RELATIONSHIP WITH THE INTERPUBLIC GROUP OF COMPANIES, INC.

     The Company and IPG have entered into a Shareholder Rights Agreement pursuant to which IPG agreed to limit its ownership of CKS capital stock to no more than 37% of all outstanding voting shares of CKS and to vote its shares for election of the slate of nominees for the Board of Directors of the Company selected by the Company, provided that such slate includes a nominee selected by IPG. These provisions terminate in January 2002.

     INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: March 18, 1998

                                 CKS GROUP, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN



        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean CKS Group, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

               (e) "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

               (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Offering Period.

               (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (k) "Offering Period" shall mean a period of approximately six
(6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31. The first Offering Period under the Plan shall commence with the first Trading Day on or after May 1, 1998 and on the last Trading Day on or before September 30, 1998. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Stock Purchase Plan.

               (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

        3. Eligibility.

               (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 20 hereof. The first Offering Period under the Plan shall commence with the first Trading Day on or after May 1, 1998. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.     Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6.     Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 900 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the

Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        13. Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred thousand (300,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

        14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        15.    Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.    Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

               (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the

Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                   APPENDIX B

                                 CKS GROUP, INC.

                            1995 DIRECTOR OPTION PLAN

                           (AS AMENDED DECEMBER 1997)


        1. Purposes of the Plan. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

           All options granted hereunder shall be nonstatutory stock options.

        2. Definitions. As used herein, the following definitions shall apply:

                (a)     "Board" means the Board of Directors of the Company.

                (b) "Code" means the Internal Revenue Code of 1986, as amended.

                (c)     "Common Stock" means the Common Stock of the Company.

                (d)     "Company" means CKS Group, Inc., a Delaware corporation.

                (e)     "Director" means a member of the Board.

                (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                        (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Stock Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (i)     "Inside Director" means a Director who is an Employee.

                (j) "Option" means a stock option granted pursuant to the Plan.

                (k) "Optioned Stock" means the Common Stock subject to an Option.

                (l)     "Optionee" means a Director who holds an Option.

                (m) "Outside Director" means a Director who is not an Employee.

                (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (o)     "Plan" means this 1995 Director Option Plan.

                (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration and Grants of Options under the Plan.

               (a) Procedure for Grants. The provisions set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                        (ii) Each Outside Director who first becomes a director after the date the Plan is adopted by the Board shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                        (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") two days following the date of announcement of the Company's operating results for the previous fiscal year.

                        (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                        (v) The terms of a First Option granted hereunder shall be as follows:

                        (A) the term of the First Option shall be ten (10) years.

                        (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                        (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                        (D) subject to Section 10 hereof, the First Option shall become exercisable as to 1/4th of the Shares subject to the First Option on each of the first four anniversaries of the date of grant.

                        (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                        (A) the term of the Subsequent Option shall be ten (10) years.

                        (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                        (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                        (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to one of the Shares subject to the Subsequent Option on each of the first four anniversaries of the date of grant.

                        (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through can cellation or expiration of Options previously granted hereunder.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

        7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

        8. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
Section 16 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

               (c) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (d) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termina tion, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable.

Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

        If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

        11. Amendment and Termination of the Plan.

               (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

                                 CKS GROUP, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

        The undersigned stockholder of CKS Group, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1998 Annual Meeting of Stockholders of the Company to be held on Wednesday, April 22, 1998 at 10:00 a.m., local time, at the Holiday Inn Palo Alto Hotel 625 El Camino Real, Palo Alto, California, and hereby revokes all previous proxies and appoints Mark D. Kvamme and Carlton H. Baab, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
               THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

                                                                Please mark[ X ]
                                                                   your votes as
                                                                    indicated in
                                                                    this example



                                   FOR                     WITHHOLD
                             all of the nominees          AUTHORITY
                             listed below (except         to vote for all of the
                              as indicated)               nominees listed below
1. ELECTION OF DIRECTORS
   If you wish to                  [   ]                    [   ]
   withhold authority
   to vote for
   any individual
   nominee, strike
   a line through
   that nominee's
   name in the list
   below:

In their discretion, the Proxies are entitled to vote upon such other matters as may property come before the Annual Meeting or any adjournments thereof.



Nominees:  MARK D. KVAMME;                     I plan to attend the meeting:
           PIERRE R. LAMOND                                                [   ]


2. Proposal to ratify              FOR            AGAINST         ABSTAIN
   and approve the
   Company's 1997 Employee        [   ]            [   ]           [   ]
   Stock Purchase Plan
   and the reservation
   of 300,000 shares of
   Common Stock
   for issuance thereunder.




3. Proposal to ratify              FOR            AGAINST         ABSTAIN
   and approve an
   amendment to  the              [   ]            [   ]           [   ]
   Company's 1995 Director
   Option Plan increasing
   the number of shares
   of Common Stock for
   issuance thereunder
   by 100,000 shares.

                                    (Continued and to be signed on reverse side)

4. Proposal to ratify              FOR            AGAINST         ABSTAIN
   the appointment of
   KPMG Peat at Marwick           [   ]            [   ]           [   ]
   LLP as the independent
   auditors of Company
   for the fiscal year
   ending November 28,
   1998.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERTY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.




Signature(s)                                     Date                     , 1998
            -----------------------------------      ---------------------
(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)